Other Non-Current Assets - Summary of Other Non-Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Rental deposits	¥ 97,788	$ 13,983	¥ 95,181
Long-term time deposits	35,000	5,005	0
Equity investments without readily determinable fair value	16,000	2,288	16,000
Others	14,435	2,065	214
Total	¥ 163,223	$ 23,341	¥ 111,395